Overview of the Special Meeting of Common Stock Shareholders

Scheduled for January 27, 2025

Nasdaq Global Market: CCLD, CCLDP, CCLDO



December 9, 2024

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “forecasts,” “predicts,” “possible,” “potential,” “target,” “approximately,” or “continue” or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry’s) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan, Azad Jammu and Kashmir, and Sri Lanka (together, the “Offshore Offices”) in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer, all of which are critical to our ongoing operations and growing our business;
- Realize the expected cost savings and benefits from our restructuring activities and structural cost reductions;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank, a division of First Citizens Bank, and other future debt facilities;
- Resume and then continue to pay our monthly dividends to the holders of our Series A and Series B preferred stock;
- Incorporate AI into our products faster and more successfully than our competitors, protecting the privacy of medical records and cybersecurity threats;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Effectively integrate, manage and keep our information systems secure and operational in the event of a cyber-attack;
- Respond to the uncertainty resulting from pandemics, epidemics or other public health emergencies and the impact they may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general;
- Keep and increase market acceptance of our products and services;
- Adapt to changes in domestic and foreign business, market, financial, political and legal conditions

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

Statement about the Special Proxy Statement

The issuer has filed a special proxy statement on Form DEF 14A and additional materials on Form DEFA 14A on December 5, 2024. The special proxy statement and additional materials can be accessed through the following links: You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or on CareCloud's investor relations web site at www.ircarecloud.com. Alternatively, CareCloud will arrange to send you the special proxy and additional materials if you request it by calling (732) 873-5133 x 134 or emailing nroth@carecloud.com.

No Offer or Solicitation

This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval. The solicitation of votes or approval shall only be made via a definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission ("SEC"), as supplemented from time to time.

Additional Information about the Amendment and Where to Find It

In connection with the proposed amendment, the Company filed a definitive proxy statement on Schedule 14A with the SEC. The proxy mailing was first given to shareholders on or about December 16, 2024. The Special Meeting of the Common Stock Shareholders will be held on January 27, 2025. The Company may file other relative documents with the SEC regarding the proposed amendment. This document is not a substitute for the definitive proxy statement or any other relative documents the Company may file with the SEC. HOLDERS OF THE COMMON STOCK ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELATIVE DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED AMENDMENTS. Investors and security holders are able to obtain free copies of the definitive proxy statement and all other relative documents once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Additional copies of the definitive proxy statement will be available for free from the Company.

What are the Proposals?

On December 5, 2024, CareCloud ("CareCloud" or the "Company") filed a special proxy statement recommending that Common Stock Shareholders consider and approve the following proposals at a Special Meeting:

1. An Amendment of CareCloud, Inc.'s Certificate of Amendment of Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the Company's authorized shares of Common Stock from thirty-five million shares to eighty-five million shares (the "Authorized Share Increase Proposal"); and

2. One or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Authorized Share Increase Proposal (the "Adjournment Proposal").

***Note: This is only a summary of the Special Proxy. For full details, please see the Company's Proxy Statement, filed on December 5, 2024, at www.sec.gov or the Company's website.**

How would the Increased Shares be used?

Our Board of Directors believes that it is advisable and in the best interests of our shareholders to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock in an amount adequate to provide for the Company’s future needs including:

- As full or partial consideration for potential future acquisitions;
- To support the conversion of the Company’s outstanding Series A Preferred Stock to Common Stock, as permitted under the Series A Amended and Restated Certificate of Designations, Preferences and Rights; and
- For other general corporate purposes.

CareCloud’s Board of Directors believes that the Proposals are in the best interests of the Company and its shareholders.

***Note: This is only a summary of the Special Proxy. For full details, please see the Company’s Proxy Statement, filed on December 5, 2024, at www.sec.gov or the Company’s website.**

How would Increasing the Number of Authorized Shares Benefit the Shareholders?

Enable a Return to Growth through Accretive Acquisitions.

- Historically, the majority of the Company's growth has been driven by its unique ability to acquire and integrate customers in a highly cost-efficient manner through well-priced acquisitions.
- The Company is one of the leading acquirers in its space, having closed more than 25 acquisitions to-date.
- Additional Common Stock would enable the Company to grow through acquisitions without incurring debt or utilizing preferred equity, which would require dividend payments.

Cost-efficient Flattening of the Company's Capital Structure.

- Eliminate Series A Preferred Stock dividends of approximately $10 million/year (assuming all shares are converted) and thereby free up capital to be reinvested in executing the organic and inorganic growth initiatives of the Company.
- Provide the necessary Common Stock to support a conversion of Series A Preferred Stock, while reducing potential expenses (e.g., underwriting costs, legal and accounting fees) and avoiding the discount to the market price associated with a traditional sale of common stock.

***Note: This is only a summary of the Special Proxy. For full details, please see the Company's Proxy Statement, filed on December 5, 2024, at www.sec.gov or the Company's website.**

What are the Risks of Voting in Favor of the Authorized Share Increase Proposal?

- Even if the Company has increased the number of authorized shares, it is possible that the:
  - Company will fail to identify target companies that are attractive enough to acquire; or
  - Company may use forms of consideration (e.g., cash) other than shares of Common Stock for potential acquisitions; or
  - Company may consummate the acquisitions, but it may still be unsuccessful at achieving the Company's overall strategic goals.
- Even if the Authorized Share Increase Proposal is passed, the Company may choose not to convert the Series A Preferred Stock.
- Increasing the number of authorized shares may lead to dilution after a portion of such shares are issued and outstanding.
- The anticipated organic and inorganic growth of the Company may not occur.
- The future price and market value of the Company's Common Stock is uncertain and may fluctuate.

CareCloud

***Note: This is only a summary of the Special Proxy. For full details, please see the Company's Proxy Statement, filed on December 5, 2024, at www.sec.gov or the Company's website.**

What are the Required Approvals and How do I Vote?

- The Authorized Share Increase Proposal must be approved by an affirmative vote of the holders of more than 50% of the Common Stock that is outstanding and entitled to vote at the Special Meeting.
- The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Special Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock represented thereat is required for the Adjournment Proposal.
- You may vote as follows:
  - **E-Vote**: Shareholders may visit the website of the Company's transfer agent (https://www.vstocktransfer.com/proxy) and use the identified control number to vote on or before 11:59 pm Eastern Time on January 23, 2025. Alternatively, they may vote online through their investment broker by following their voting instructions.
  - **Mail**: Shareholders may mark, sign and date their proxy card, then detach it, and return it in the enclosed postage paid envelope. Proxies must be received by January 23, 2025, to be counted.
  - **Attend the Special Meeting:** Shareholders may attend and vote their shares at the Special Meeting on January 27, 2025.

CareCloud

***Note: This is only a summary of the Special Proxy. For full details, please see the Company's Proxy Statement, filed on December 5, 2024, at www.sec.gov or the Company's website.**

Thank You!

Nasdaq Global Market: CCLD, CCLDP, CCLDO

Corporate
carecloud.com

Investor Relations
ir.carecloud.com

Stephen Snyder
ir@carecloud.com

Norman Roth
north@carecloud.com